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MARK H. RACHESKY, M.D.


By: /s/ Hal Goldstein, Attorney in Fact     12/06/2007
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                                            Date

Address: 40 West 57th Street, 24th Floor
         New York, New York 10019



MHR FUND MANAGEMENT LLC


By: /s/ Hal Goldstein                       12/06/2007
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    Name:  Hal Goldstein                    Date
    Title: Vice President

Address: 40 West 57th Street, 24th Floor
         New York, New York 10019